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Exhibit 10.21
STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of March 7, 2002 by and between GOOD GUYS, INC., a Delaware corporation located at 1600 Harbor Bay Parkway, Alameda, California 94502 (the "Company"), and the various purchasers identified and listed on Schedule 1 attached hereto (each referred to herein as a "Purchaser", and collectively as the "Purchasers").

                                SECTION 1.
                          Sale of Common Stock

Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers and the Purchasers will buy from the Company a total of up to 4,090,909 shares of common stock, $.001 par value per share, of the Company (the "Common Stock" or "Common Shares") for the purchase price of $2.00 per share, with each Purchaser purchasing the number of shares of Common Stock for the aggregate purchase price indicated on Schedule 1 attached hereto. The shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Common Shares." This Agreement and each Purchaser's obligation hereunder are not conditioned on the sale of any minimum number of Common Shares.

As an inducement for the Purchasers to purchase the Common Stock, subject to the terms and conditions hereof, the Company will issue to each Purchaser a warrant to purchase a number of shares of Common Stock equal to 10% of the whole number of shares on Common Stock purchased by each Purchaser herein (a "Warrant") at an exercise price of $3.00 for a term of five years. Each Warrant will be issued in substantially the form attached hereto as Exhibit A.

The Common Shares will be offered and sold and each Warrant will be issued to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder. The Company has prepared and delivered to each Purchaser copies of an Offering Memorandum, dated January 28, 2002 (as it may be amended or supplemented, and including the exhibits and/or schedules thereto, the "Offering Memorandum").

The Purchasers (and any subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (as attached hereto as Exhibit B, the "Registration Rights Agreement"), by and between the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company will file with the Securities and Exchange Commission (the "SEC" or the "Commission") a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act relating to the resale of the Common Shares and the resale of shares of Common Stock issued upon exercise of the Warrants ("Warrant Shares") by the Purchasers, and to use its commercially reasonable best efforts to cause such shelf registration statement to be declared effective.

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                                SECTION 2.
                            Closing; Delivery

2.1. Closing. The closing of the purchase and sale of the Common Shares hereunder (the "Closing") shall be held at the executive offices of the Company, or at such other place upon which the Company and the Purchasers shall agree. The Closing shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company and the Purchasers may agree.

2.2. Delivery. At the Closing, or within a reasonable period of time thereafter, the Company will deliver to each Purchaser (i) a certificate, registered in the name of such Purchaser for the number of Common Shares to be purchased by such Purchaser against payment of the purchase price therefor by wire transfer per the Company's wiring instructions and (ii) a Warrant. If, at the time of Closing, the Common Shares are eligible for clearance and settlement through The Depository Trust Company ("DTC"), then the Company may deliver the Common Shares to the Purchasers in book-entry form through DTC.

                                SECTION 3.
                Representations and Warranties of the Company

The Company represents and warrants to the Purchasers as follows:

3.1. Organization and Standing; Charter and By-Laws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as now proposed to be conducted. The Company is qualified to do business as a foreign corporation in all jurisdictions where the ownership of its properties and assets and the conduct of its business requires such qualification, except where the failure to be so qualified will not have a material adverse effect on the Company's business as now conducted or as now proposed to be conducted. The Company has furnished, or as soon as practicable, and in no event later than the day immediately prior to Closing, will furnish, to each of the Purchasers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation") and certified by the Secretary of State of the State of Delaware within the preceding 10 business days, and the Company's Bylaws, as in effect on the date hereof (the "Bylaws") certified by the Company's Secretary, and true, complete and accurate copies of all documents evidencing all classes of securities convertible into or exchangeable or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

3.2. Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and to execute and deliver the agreements set forth as Exhibits hereto (collectively referred to with this Agreement as the "Agreements"), and at the Closing to sell and issue the Common Shares and issue the Warrants and the Warrant Shares as set forth in the Agreements, and to carry out and perform its obligations under the terms of the Agreements.

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3.3. Subsidiaries. Other than Good Guys California, Inc., the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

3.4. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of December 31, 2001, there were 23,379,194 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding and no other shares of capital stock which are issued and outstanding. As of December 31, 2001, there were options and warrants outstanding issued by the Company to purchase an aggregate of 3,710,670 and 4,266,723 shares of Common Stock, respectively. All of the outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and were issued in material compliance with applicable federal and state securities laws, including exemptions therefrom, and none of such issuances were made in violation of any pre-emptive or other rights. The Company has reserved 663,922 shares of its Common Stock for issuance pursuant to its stock option and stock purchase plans and 409,091 shares of Common Stock for issuance upon exercise of the Warrants. Except as set forth above, there are no options, warrants or other rights (including conversion, pre-emptive or other rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock.

3.5. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Common Shares, the authorization, sale, issuance and delivery of the Warrants and the Warrant Shares and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements and Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies (the "Enforceability Limitations") and as to rights to indemnification and contribution, by principles of public policy or federal or state securities laws relating thereto. The Common Shares and Warrant Shares, when issued in compliance with the provisions of this Agreement or the Warrant, as applicable, will be validly issued, and fully paid and nonassessable.

3.6. Reports and Financial Statements. The Company has delivered to the Purchasers prior to the execution of this Agreement a copy of the Company's Annual Report for the year ended September 30, 2000, the Company's Transitional Report on Form 10-K for the transition period from October 1, 2000 to February 28, 2001, the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 2001, the definitive proxy statement for the Company's 2001 annual meeting of stockholders and all Current Reports on Form 8-K filed since February 28, 2001 (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports"). The SEC Reports (a) complied as

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to form in all material respects with the requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments not material in amount or effect and the absence of footnotes) the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flows for the respective periods then ended.

3.7. Offering Memorandum. The Offering Memorandum (including any exhibits or schedules thereto), as amended or supplemented, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.8. Integration. Neither the Company nor its affiliates (as defined in Rule 501(b) under the Securities Act, "Affiliates") has, directly or through any agent, during the six month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Common Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2), of the Securities Act.

3.9. Public Offering. Neither the Company nor its Affiliates has engaged, in connection with the offering of the Common Shares, the Warrants or the Warrant Shares (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or
(iii) in any action which would violate applicable state securities, or "blue sky," laws.

3.10. Conformity of Descriptions. The Common Shares conform in all material respects to the descriptions contained in the Company's filings with the Securities and Exchange Commission.

3.11. [Reserved]

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3.12. No Material Adverse Changes. Except as disclosed on Schedule 3.12 or in the SEC Reports filed on Edgar at least five (5) business days prior to the date hereof, since February 28, 2001, there has been no (i) material adverse change in the business, results of operations, assets, cash flows (taking into consideration the seasonality of the Company's business) or financial condition of the Company, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), or (ii) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

3.13. No Conflicts. The execution, delivery and performance of the Agreements and the Warrants and the issuance and delivery of the Common Shares, Warrants and Warrant Shares by the Company and the consummation by the Company of the transactions contemplated in the Agreements do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), applicable to the Company, or by which any material property or asset of the Company is bound or affected.

3.14. Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of the Agreement or the Registration Rights Agreement, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii)

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the application(s) or any letter(s) acceptable to the Nasdaq National Market
("Nasdaq") for the listing or quoting of the Common Shares on Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), and the notice required by Nasdaq Rule 4310
(iii) any filings, notices or registrations under applicable state securities laws (collectively, the "Required Approvals"), (iv) the general disclosure requirements of the Exchange Act, including, without limitation, the disclosure requirements of Item 701 of the Commission's Regulation S-K, and (v) filing a Form D with the Commission.

3.15. Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective assets or properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect, or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on the issuance of the Common Shares, or the consummation of the transactions contemplated by the Agreement.

3.16. No Default or Violation. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect, the Company is not in (i) default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound, or (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it. The Company is not in default under, or in violation of, its certificate of incorporation, bylaws or other organizational documents, or in default under, or in violation of, any of the listing or quotation requirements of Nasdaq, as in effect on the date hereof, and the Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. The Company is not in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

3.17. [Reserved]

3.18. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by the Agreements have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, other than fees payable to SunTrust Robinson Humphrey Capital Markets, as placement agent. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.12 that may be due in connection with the transactions contemplated by the Agreements.

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3.19. Listing and Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on
Schedule 3.19, the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been traded or listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of any such market, exchange or trading facility. After giving effect to the transactions contemplated by the Agreements, the Company is and will be in compliance with all such maintenance requirements.

3.20. Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are necessary for use in connection with its business as now conducted and as described in the SEC Reports. To the knowledge of the Company, it has not infringed and is not infringing on any of the Intellectual Property Rights of any Person and, except as disclosed in the Company's SEC Reports or the Offering Memorandum, there is no claim, action or proceeding which has been made or brought against, or to the Company's knowledge, is being made, brought or threatened against, the Company regarding the infringement of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

3.21. Registration Rights; Rights of Participation. Except as described on
Schedule 3.21, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreements.

3.22. Title. Except as disclosed on Schedule 3.22, the Company has good and marketable title in fee simple to all real property and personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, except for liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company.

3.23. Permits. The Company possesses all certificates, authorizations, licenses, easements, consents, approvals, orders permits and approvals necessary to own, lease and operate its properties and to conduct its business as currently conducted except where the failure to possess such permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect ("Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the

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Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company has fulfilled and performed all of the material obligations with respect to such Permits, and no event or change in condition has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of such Permit, except for such failures which would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in conflict with, in default under or in violation of any Material Permit.

3.24. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the, condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

3.25. Investment Company. The Company is not an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

3.26. Stabilization. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected to cause or result, under the Exchange Act, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

3.27. Labor. No strike, labor problem, dispute, slowdown, work stoppage or disturbance with the employees of the Company exists or, to the knowledge of the Company, is threatened which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

3.28. Stock and Other Plans. Other than as disclosed in the SEC Reports, the Company does not have any profit sharing, deferred compensation, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities or to share in the profits of the Company which is material to the Company, taken as a whole.

3.29. Solvency. The Company is, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company on a particular date, that on such date, (i) the fair market value of the assets of each of the Company exceeds its liabilities (including, without limitation, stated liabilities and identified contingent liabilities), (ii) the Company can pay its debts as they come due, (iii) the fair market value of the Company's total assets exceeds its total liabilities, including identified contingent liabilities, by an amount at least equal to the total par value of its common stock, both immediately

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prior to and after the sale of the Common Shares to the Purchasers, and (iv) the
Company is and will be able to pay its debts (including, without limitation, stated liabilities and identified contingent liabilities) as such debts mature. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or similar law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

3.30. Environmental. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) the Company is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits required under any applicable Environmental Laws and each of them is in full force and effect, (iii) (a) there is no pending civil, criminal or administrative action, or pending hearing or suit, (b) the Company has not received any demand, claim, or notice of violation and (c) to the knowledge of the Company, there is no investigation, proceeding, notice or demand letter or request for information threatened against the Company in the case of (a), (b) and (c), under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, (v) the Company has not received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company is (a) listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or is (b) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority. For purposes of this Agreement, "Environmental Laws" means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance," as defined in the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

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3.31. ERISA. The Company has not incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant, which in the aggregate would reasonably be expected to have a Material Adverse Effect. With respect to such plans, the Company is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.32. Form Eligibility. The Company is eligible for the filing of a registration statement on Form S-3 relating to the resale of the Common Shares and the resale of the Warrant Shares by the Purchasers.

3.33. Reserved.

3.34. Reserved

3.35. Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                                   SECTION 4.
                            Covenants of the Company

The Company hereby covenants with the Purchasers as follows:

4.1. Notification of Certain Events. From the date hereof until the Effective Date, as such term is defined in the Registration Rights Agreement, the Company will immediately notify each Purchaser, and confirm such notice in writing, of
(i) any filing made by the Company relating to the offering of the Common Shares, the Warrants and the Warrant Shares with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (ii) any material changes in or affecting the earnings or business affair of the Company.

4.2. Public Offering. None of the Company or its Affiliates will solicit any offer to buy or offer to sell the Common Shares by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act) prior to the Effective Date.

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4.3. Integration. Neither the Company nor its Affiliates will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Common Shares, the Warrants and the Warrant Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2), of the Securities Act.

4.4. Disclosures. The Company shall, immediately following the filing of the registration statement on Form S-3 pursuant to the Registration Rights Agreement, (i) issue such press releases and make such filings under the Exchange Act, including, without limitation, the filing of Form 8-K, which shall include the information required to be disclosed pursuant to Item 701 of Regulation S-K, to disclose the sale of the Common Shares and the filing of the Registration Statement on Form S-3 pursuant to the Registration Rights Agreement, as the Company, with the assistance of counsel, may deem appropriate, and (ii) include in the filing of its next Form 10-Q or Form 10-K, as applicable, appropriate disclosure relating to the sale of the Common Shares and the filing of such Registration Statement on Form S-3, including, without limitation, the disclosure required by Item 701 of Regulation S-K.

4.5. DTC Eligibility. The Company will use its commercially reasonable best efforts in cooperation with the Purchasers to permit the Common Shares to be eligible for clearance and settlement through DTC.

4.6. [Reserved]

4.7. Reservation of Common Stock. At all times prior to the expiration date of the Warrants, the Company covenants and agrees to reserve 409,091 shares of Common Stock for issuance upon exercise of the Warrants, provided this number of reserved Common Shares shall be reduced by the number of Warrant Shares issued upon exercise of the Warrants.

                                   SECTION 5.
                Representations and Warranties of the Purchasers

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company with respect to the purchase of the Common Shares by such Purchaser and issuance of the Warrants to such Purchaser as follows:

5.1. Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

5.2. Investment Intent. Such Purchaser is acquiring the Common Shares and the Warrants for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Common Shares and Warrants to be purchased and the Warrant Shares to be issued upon exercise of the Warrants have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D, and Section 4(2), of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

5.3. Accredited Investor. Such Purchaser is a "qualified institutional buyer," as that term is defined in Rule 144A of the

Securities Act, or an "accredited investor," as that term is defined in Regulation D promulgated pursuant to the Securities Act.

5.4. Rule 144. Such Purchaser acknowledges that the Common Shares, the Warrants and the Warrant Shares issuable upon exercise of the Warrants must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, the sale being effected through a "broker's transaction" or in transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

5.5. Reliance. Such Purchaser understands and acknowledges that (i) the Common Shares, Warrants and Warrant Shares are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and SEC Regulation D, Rule 506, promulgated thereunder and
(ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 4 and such Purchaser hereby consents to such reliance.

5.6. Confidential Access to Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Pursuant to a confidentiality agreement, as contemplated by the SEC's Regulation FD, such Purchaser acknowledges that it has been provided access to material, non-public information and that the Purchaser will keep all such information confidential except to the extent it becomes public through no fault of the Purchaser. Further, the Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Common Shares and Warrants is material non-public information and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Common Shares and the Warrants), or any hedging, derivative or similar transactions or activities involving the Company's securities, is unlawful and constitutes a violation of securities laws. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained herein or representations and warranties of the Company contained in the Agreements. The Purchaser understands that its investment in the Common Shares, the Warrants and the Warrant Shares involves a significant degree of risk.

5.7. Organization; Authorization. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by the Agreements and otherwise to carry out its obligations under the Agreement. The purchase by such Purchaser of the Common Shares and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement when executed and delivered by such Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

5.8. Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

5.9. Legend. Such Purchaser understands that the certificates evidencing the Common Shares, will bear the following legends:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES, OR "BLUE SKY," LAWS OF ANY STATE OR OTHER JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR OTHER AVAILABLE EXEMPTION UNDER SUCH OR SUCH LAWS."

The certificates shall also bear any additional legends that are required by, or are appropriate with respect to the rules and regulation of, any state, local, foreign or other securities authorities. In addition, the Purchasers acknowledge that each certificate for Common Shares shall bear any additional legend required by any other applicable state securities or blue sky laws.

The Company's transfer agent and registrar will maintain stop transfer instructions on record for the Common Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived. Such stop transfer instructions will limit the method of sale of the Common Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to Rule 144 will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

5.10. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Common Shares.

5.11. Residency. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule 1 hereto.

                                   SECTION 6.
                       Conditions to Closing of Purchasers

The obligations of the Purchasers to purchase the Common Shares at the Closing is, at the option of the Purchasers, subject to the fulfillment of the following conditions:

6.1. Representations and Warranties Correct. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

6.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

6.3. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

6.4. No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

6.5. Listing of Common Stock. On the date of the Closing or as soon as possible thereafter the Common Shares and Warrant Shares shall have been listed for trading or quoted on Nasdaq.

6.6. Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or latest Current Report on Form 8-K, whichever is more recent, last filed prior to the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred which has not been disclosed in writing to the Purchaser.

6.7. Litigation. No action, proceeding or litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

6.8. Change of Control. No Change of Control shall have occurred between the date hereof and the Closing. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 19.9% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless following such transaction, the holders of the Company's securities continue to hold at least 51% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (i), (ii), (iii) or (iv).

6.9. Certificate of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Secretary of State of Delaware as of a date within ten (10) days of the Closing. The Company shall have delivered to each of the Purchasers, or their representatives, acting on behalf of all of the Purchasers, a copy of a certificate evidencing the qualification and good standing of the Company in such other states or jurisdictions where the Company's ownership or operation of its properties or the conduct of its business require the Company to be qualified to do business as a foreign corporation.

6.10. Compliance Certificate. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Purchaser a certificate of the Company executed by the Chief Executive Officer of the Company, dated as of the Closing certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

6.11. Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate of the Company executed by the Secretary of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Agreements, and the transactions contemplated hereby; (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by the Agreements; and (iii) such other documents relating to the transactions contemplated by the Agreements.

6.12. Registration Rights Agreement. The Company and the Purchasers shall have executed, entered into and delivered the Registration Rights Agreement, a form of which is attached hereto as Exhibit B.

6.13. Opinion of Counsel. At the Closing, the Purchasers shall have received the opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, dated as of Closing, substantially in the form set forth below and otherwise reasonably satisfactory to the Purchasers and counsel for the Purchasers, to the effect that:

(a) The Company has been duly incorporated and is validly existing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its assets and properties and conduct its business as currently conducted and to enter into and perform its obligations under the Agreement, the Registration Rights Agreement, the Warrant and the other documents and agreements to be executed by the Company at the Closing in connection therewith (collectively, the "Operative Documents");

(b) The execution, delivery and performance by the Company of each of the Operative Documents to which the Company is a party has been duly authorized by the Company;

(c) No consent, waiver, approval, authorization, license, qualification or order of or filing or registration with, any governmental or regulatory authority is required for (i) the execution and delivery by the Company of the Agreement and the Registration Rights Agreement, (ii) the issuance and sale of the Common Shares and Warrant Shares in accordance with the terms of the other Operative Documents, (iii) the performance by the Company of its obligations under the Operative Documents, or (iv) for the consummation of the transactions contemplated by the Operative Documents; except, such as may be required (a) in connection with the registration under the Securities Act of the Common Shares pursuant to the Registration Rights Agreement (including any filing with the National Association of Securities Dealers, Inc.), or (b) under the "blue sky" securities laws of any jurisdiction in connection with the purchase and distribution of the Common Shares;

(d) The execution, delivery and performance by the Company of the Agreement and the other Operative Documents (in each case assuming due authorization and execution by each party other than the Company) and the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms of the foregoing (including the issuance, sale and delivery of the Common Shares (other than with respect to the delivery in book-entry form)), do not violate or constitute or result in a breach or violation by the Company of (i) any provision of the Certificate of Incorporation or By-laws of the Company, (ii) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by the Company under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under any indenture or similar material indebtedness agreement known to such counsel or (iii) any published United States federal, California state or Delaware general corporation law, statute, rule, or regulation which would ordinarily be expected to apply to the Transaction, or any order, decree or judgment known to such counsel to be applicable to the Company, of any court or governmental or regulatory authority or arbitrator known to such counsel to have jurisdiction over the Company or any of its properties or assets;

(e) This Agreement, the Registration Rights Agreement and the Warrants have each been duly authorized, executed and delivered by the Company, and, assuming the due execution and delivery thereof by the Purchasers, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

(f) When issued to a Purchaser against payment therefor in accordance with the Agreement and other Operative Documents, each Common Share and Warrant Share, respectively, will be duly and validly authorized and issued, fully paid and nonassessable, and the Purchasers, as holders thereof, will not be subject to personal liability by reason of being such holders;

(g) To the knowledge of such counsel, other than as described in the Offering Memorandum, no legal, regulatory or governmental proceedings are pending or threatened to which the Company is a party or to which the property or assets of the Company are subject which, in the judgment of the Company, could reasonably be expected to have a Material Adverse Effect;

(h) The Company is not an "investment company" or a company "controlled by" or required to register as an investment company as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and

(i) Assuming the accuracy of the Purchasers' representations and warranties in
Section 5 of the Agreement, the sale and issuance of the Common Shares as contemplated by the Agreement is exempt from the registration requirements under
Section 5 of the Securities Act of 1933, as amended.

      Such opinions may be subject to such assumptions, qualifications and limitations as are reasonably requested by such counsel consistent with its internal opinion protocols and applicable State Bar publications concerning the opinion letters of California lawyers. Without limiting the foregoing, such counsel (i) need not express any opinion with regard to choice of laws or the application of laws of any jurisdiction other than the Federal law of the United States and the General Corporation Law of the State of Delaware, (ii) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Company and certificates of public officials, (iii) may express no opinion as to the effect of (a) bankruptcy, insolvency, reorganization, arrangements, fraudulent transfer, moratorium or similar laws relating to or affecting the rights of creditors and (b) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the exercise of judicial discretion, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, (iv) may express no opinion as to compliance with the anti-fraud or information delivery provisions of applicable securities laws, (v) may express no opinion as to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (vi) may express no opinion as to the enforceability of the indemnification provisions of the Operative Documents to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

6.14. Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Agreements as the Purchasers or their counsel may reasonably request.

                                   SECTION 7.
                        Conditions to Closing of Company

The Company's obligation to sell and issue the Common Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing of the following conditions:

7.1. Representations. The representations made by the Purchasers herein shall be true and correct when made, and shall be true and correct n the date made and on the Closing.

7.2. Legal Matters. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

7.3. Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by such Purchaser at or before the Closing.

7.4. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

                                   SECTION 8.
                                  Miscellaneous

8.1. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without reference to the principles of conflict of laws under Delaware law.

8.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

8.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Common Shares shall not be assignable without the consent of the Company.

8.4. Entire Agreement; Amendment. This Agreement, the Warrants and the other Agreements and documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any of the other Agreements nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Common Shares issued or purchasable hereunder may, with the Company's prior written consent, waive, modify or amend on behalf of the Purchasers, any provision hereof or thereof.

8.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on Schedule 1, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

      Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if by facsimile transmission, as indicated by the facsimile imprint date.

8.6. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

8.7. Expenses. The Company will pay up to $5,000 of Columbus Capital Management, LLC's legal expenses and costs with respect to this Agreement. Except as provided in the immediately preceding sentence, the Company and the Purchasers shall each bear their own legal and other expenses with respect to this Agreement.

8.8. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

8.9. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

8.10. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

8.11. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, SunTrust Robinson Humphrey Capital Markets, as placement agent (and its directors, officers, agents, Affiliates and controlling persons), and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.12. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

8.13. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, each Purchaser acknowledges receipt of the Offering Memorandum Supplement dated as of March 7, 2002 attached hereto, and each Purchaser and the Company, intending to be legally bound regardless of the aggregate number of Common Shares actually sold to all Purchasers pursuant to this Offering, have caused this Agreement to be executed by their respective officers or officials there unto duly authorized as of the date first above written.


Company:

GOOD GUYS, INC.

By: /s/ K.R. Weller
    ---------------------------------
Name:  Kenneth R. Weller
Title: Chairman and CEO


Purchaser:

Columbus Capital Partners, L.P.
Name of Purchaser

By: Columbus Capital Management, LLC

       /s/ Matthew D. Ockner
       ------------------------------
Title: Managing Member

Garrison Master Fund
Name of Purchaser

By:    /s/ Steve Worthington
       ------------------------------
Title: Manager


Ritchie Capital/Zurich Capital Management
Name of Purchaser

By:    /s/ Steve Worthington
       ------------------------------
Title: Sub-Advisor

Sabre Institutional Partners
Name of Purchaser

By:    /s/ Steve Worthington
       ------------------------------
Title: Manager


Granite Capital, LP
Name of Purchaser

By:    Granite Capital

       /s/ Walter F. Harrison, III
       ------------------------------
Title: Co-Chairman


Granite Capital II, LP
Name of Purchaser

By:    Granite Capital

       /s/ Walter F. Harrison, III
       ------------------------------
Title: Co-Chairman


Granite Capital Overseas Limited
Name of Purchaser

By:    Granite Capital, LP

       /s/ Walter F. Harrison, III
       ------------------------------
Title: Co-Chairman


Granum Value Fund
Name of Purchaser

By:    Granite Capital

       /s/ Walter F. Harrison, III
       ------------------------------
Title: Co-Chairman

                                                                         Page 22
Karl & Deborah Matthies Living Trust
Name of Purchaser

/s/ Karl. L. Matthies
--------------------------------------
Title: Trustee


Karl Matthies Separate Property Trust
Name of Purchaser

/s/ Karl. L. Matthies
--------------------------------------
Title: Trustee


/s/ Peter G. Hanelt
--------------------------------------

/s/ K.R. Weller
--------------------------------------

/s/ Michael Apatoff
--------------------------------------

                                   Schedule I

                             Schedule of Purchasers

Name and Address                                  No. of Common Shares      Purchase Price
----------------                                  --------------------      --------------
Columbus Capital Partners, L.P.
One Montgomery Street
Suite 3300
San Francisco, CA 94014                                  1,000,000            $2,000,000

Columbus Capital Offshore, Ltd.
48 Par La Ville Road
Suite 464
Hamilton HM11, Bermuda                                     500,000            $1,000,000

Kenneth R. Weller
Chairman, President and CEO
c/o Good Guys, Inc.
1600 Harbor Bay Parkway
Suite 200
Alameda, CA 94502                                          150,000            $  300,000

Peter G. Hanelt
Chief Operating Officer
c/o Good Guys, Inc.
1600 Harbor Bay Parkway
Suite 200
Alameda, CA 94502                                           75,000            $  150,000

Garrison Master Fund
c/o Barbary Coast Capital
One Sansome Street
Suite 2900
San Francisco, CA 94104                                     96,400            $  192,800

Ritchie Capital
c/o Barbary Coast Capital
One Sansome Street
Suite 2900
San Francisco, CA 94104                                     11,000            $   22,000

Sabre Institutional Partners
c/o Barbary Coast Capital
One Sansome Street
Suite 2900
San Francisco, CA 94104                                     17,600            $   35,200



Karl & Deborah Matthies Living Trust
c/o Bellagio Partners
300 Tamal Plaza
Suite 280
Corte Madera, CA 94925                                      50,000            $  100,000

The Karl L. Matthies Separate Property Trust
c/o Bellagio Partners
300 Tamal Plaza
Suite 280
Corte Madera, CA 94925                                     150,000            $  300,000

Granite Capital, LP
125 East 56th Street
25th Floor
New York, NY 10022                                         402,500            $  805,000

Granite Capital II, LP
125 East 56th Street
25th Floor
New York, NY 10022                                          31,800            $   63,600

Granite Capital Overseas Limited
125 East 56th Street
25th Floor
New York, NY 10022                                          16,300            $   32,600

Granum Value Fund
125 East 56th Street
25th Floor
New York, NY 10022                                         149,400            $  298,800

Michael Apatoff
11 Edwards Avenue
Sausalito, CA94965                                         150,000            $  300,000

                                                         2,800,000            $5,600,000
                                                        ----------            ----------

                                    Exhibit A

                          Form of Common Stock Warrant

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR DISPOSED OF ABSENT SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, ONLY (1) (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (D) TO THE COMPANY, AND (2) IN EACH CASE, IN ACCORDANCE WITH APPLICABLE BLUE SKY LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE DOMESTIC OR FOREIGN JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT THAT THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE FOREGOING RESALE RESTRICTIONS.

THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER STATE SECURITIES, OR "BLUE SKY," LAWS, AND WILL BE RESTRICTED IN THE SAME MANNER AS THESE SECURITIES. SUCH SHARES ARE ENTITLED TO THE BENEFIT OF A REGISTRATION RIGHTS AGREEMENT, DATED AS OF MARCH 7, 2002, BY AND AMONG THE ISSUER AND THE PURCHASERS NAMED THEREIN, THAT COVERS THE RESALE OF THE SHARES ACQUIRED UPON EXERCISE OF THESE WARRANTS. A COPY OF THE REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE ISSUER.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                                 GOOD GUYS, INC.

                     DATE OF INITIAL ISSUANCE: March 7, 2002

      THIS CERTIFIES THAT, for value received, _____________________________ (the "Holder") is entitled to purchase, subject to the exercise and other provisions of this Warrant, from Good Guys, Inc., a Delaware corporation (the "Company") at any time on or prior to 5:00 P.M. Eastern Time on March 7, 2007 (the "Expiration Date"), up to _______________ shares (as such number of shares may be adjusted in accordance with Section 2 hereof, the "Warrant Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), at any time and from time to time, in whole or in part, at an exercise price per share of $3.00 (subject to adjustment as provided in Section 2 hereof, the "Exercise Price"). This Warrant shall expire on March 7, 2007, and shall become void thereafter.

      WHEREAS, the Company proposes to sell, pursuant to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), by and among the Company, the Holder and the other Purchasers named therein, an aggregate of up to 4,090,909 shares of the Company's Common Stock and, as an inducement for the Purchasers to purchase such shares, the Company also proposes to grant to the Purchasers Warrants to purchase an aggregate of up to 409,091 shares of the Company's Common Stock;

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Exercise of Warrant.

      1.1. Vesting. The Holder's rights under this Warrant are fully vested as of the date hereof.

      1.2. Exercisability. This Warrant shall be exercisable, in whole or in part, at any time from the date hereof until the Expiration Date (such period, the "Exercise Period").

      1.3. Procedure for Exercise of Warrant.

(a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at 1600 Harbor Bay Parkway, Alameda, California 94502, Facsimile No. (___) ___-____, Attention: _________, at any time prior to the Expiration
Date: (i) a completed and signed Notice of Exercise (including the Substitute Form W-9, which forms a part thereof), as attached hereto as Schedule A; (ii) cash or a certified or official bank check, payable to the order of the Company in the amount of the aggregate Exercise Price for the Warrant Shares being purchased; and (iii) this Warrant. Upon irrevocable payment in good collected funds of the aggregate Exercise Price (rounded up to the nearest cent) for the Warrant Shares being purchased, the Holder shall be deemed to be the holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to the Holder.

(b) The Company shall, as promptly as practicable after completion of the actions specified in Section 1.3(a) above, and in no event later than five (5) business days after the completion of such actions, cause to be executed, and deliver to the Holder a certificate representing the aggregate number of Warrant Shares specified in the Notice of Exercise. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining Warrant Shares covered by this Warrant. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of such stock certificates.

      1.4. Restrictive Legend. Each certificate for Warrant Shares shall contain the following legend:

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR DISPOSED OF ABSENT SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, ONLY (1) (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (D) TO THE COMPANY, AND (2) IN EACH CASE, IN ACCORDANCE WITH APPLICABLE BLUE SKY LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE DOMESTIC OR FOREIGN JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT THAT THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE FOREGOING RESALE RESTRICTIONS."

The certificates shall also bear any additional legends that are required by, or are appropriate with respect to the rules and regulation of, any state, local, foreign or other securities authorities. The Company's transfer agent and registrar will maintain stop transfer instructions on record for the Warrant Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived. Such stop transfer instructions will limit the method of sale of the Warrant Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act of 1933, as amended. Any transfers other than pursuant to Rule 144 will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

      1.5. Character of Warrant Shares. The Company represents and warrants that all Warrant Shares shall be duly authorized, validly issued, and, upon payment of the Exercise Price therefor, fully paid and nonassessable, and free from all taxes, liens, hypothecations, security interests, adverse claims or interests and charges created in respect of the issue thereof. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the Exercise Date of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate.

    1.6 No Fractional Shares. The Company shall have no obligation to issue fractional shares, or scrip representing fractional shares, of its Common Stock under this Warrant, and, to the extent that the Holder would otherwise be entitled to purchase and/or receive fractional shares of Common Stock hereunder, such fractional shares shall instead be disregarded and shall be of no value or consequence.

Section 2. Certain Adjustments.

2.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

(a) establish a record date for the determination of holders of record of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of the Company's Common Stock,

(b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment.

2.2. Adjustment Procedures. The following provisions shall be applicable to adjustments to be made pursuant to Section 2.1 hereof:

(a) When Adjustments to be Made. The adjustments required by this Section 2 shall be made whenever and as often as any event requiring an adjustment shall occur. For the purpose of any such adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) Fractional Interests. In computing adjustments under this Section 2, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a share. In no event, however, shall fractional shares or scrip representing fractional shares be issued upon the exercise of this Warrant.

(c) When Adjustment Not Required. If the Company shall establish a record date for the determination of the holders of record of the Common Stock for the purpose of entitling such holders to receive a dividend payable in Common Stock and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, then no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

2.3. Reorganization, Reclassification, Merger, Consolidation or Share Exchange. If the Company at any time reorganizes or reclassifies the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidates with, merges into, or effects a share exchange with, another corporation (where the Company is not the continuing corporation after such merger or consolidation), then the Holder shall thereafter be entitled to receive upon exercise of this Warrant in whole or in part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon such reorganization, reclassification, consolidation, merger or share exchange had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or share exchange (subject to subsequent adjustments under this Section
2), and the Exercise Price shall be adjusted appropriately to reflect such action and adjustment.

If any such reorganization, reclassification, consolidation, merger or share exchange results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company or its successors and assigns shall, upon distribution to such Holder, consider the Exercise Price to have been paid in full, and in making settlement to such Holder, shall deduct an amount equal to the Exercise Price from the amount payable to such Holder. Notwithstanding anything herein to the contrary, the Company will not effect any such reorganization, reclassification, merger, consolidation or share exchange unless prior to the consummation thereof, the corporation that may be required to deliver any stock, securities or other assets upon the exercise of this Warrant shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the Holder. A sale, transfer or lease of all or substantially all of the assets of the Company to another person shall be deemed a reorganization, reclassification, consolidation, merger or share exchange for the foregoing purposes.

2.4. Officer's Certificate. Upon each adjustment of the Exercise Price and the Warrant Shares issuable upon the exercise of this Warrant, and in the event of any change in the rights of the Holder by reason of other events herein set forth, then and in each such case, the Company will promptly prepare a certificate of a responsible officer of the Company, stating the adjusted Exercise Price, the adjusted number of Warrant Shares so issuable, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such certificate to the Holder. Such calculation shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such adjustment of the Exercise Price and any such change in the number of Warrant Shares so issuable, absent manifest error.

2.5 Notice of Certain Proposed Actions. In the event the Company shall propose to take any action of the types described in Sections 2.1 or 2.3 above, then the Company shall forward, at the same time and in the same manner, to the Holder such notice and related proxy or other materials, if any, that the Company gives to the holders of the Common Stock. Failure to give such notice, or any defect therein, however, shall not affect the legality or validity of any such action.

Section 3. Ownership and Transfer.

      3.1. Ownership. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant to the Company for registration of transfer.

      3.2. Transfers. Upon the sale, disposition, transfer or conveyance of this Warrant, the purchaser, transferee or other recipient hereof shall, together with the previous Holder hereof, promptly notify the Company of such sale, disposition, transfer or conveyance and shall provide such recipient's name, address and capacity in which this Warrant is held, and present such other information as the Company may reasonably request, and such recipient will thereafter be subject to, and bound by, the terms and provisions of, this Warrant to the same extent as the previous Holder.

      3.3. Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may reasonably prescribe. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall at any time be presented.

      3.4 Cancellation of Warrant. Any Warrant surrendered upon exercise or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except as provided herein in the case of the purchase of less than all of the Warrant Shares that the Holder may purchase hereunder or in the case of a split up, combination, exchange or transfer, no Warrant shall be issued hereunder in lieu of such cancelled Warrant. Any Warrant so cancelled shall be marked cancelled and destroyed by the Company.

Section 4. Miscellaneous.

      4.1 Reservation of Shares. The Company covenants that, at all times during the Exercise Period, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant, as well as for the issuance of Common Stock pursuant to any other outstanding warrants, options or other instruments convertible or exercisable into the Company's Common Stock, and with respect to any employee benefit or similar plans.

      4.2 No Rights as Shareholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of Company shareholders, prior to exercise of this Warrant and irrevocable payment in good, collected funds of the Exercise Price therefor.

      4.3 Amendment. This Warrant may only be modified or amended and any provision hereof may only be waived by a writing executed by the Company and the Holder of this Warrant.

      4.4 Successors and Assigns. This Warrant shall be binding upon, and inure to the benefit of, the parties hereto and their respective success and assigns permitted hereunder, and no other parties shall have any rights hereunder. The Company will not merge or consolidate with or into any other corporation or other entity or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor corporation or other entity, unless the corporation or other entity resulting from such merger, consolidation, sale or transfer (if not the Company) shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

      4.5 Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      4.6 Entire Agreement; Other Benefits. The Holder is entitled, with respect to his ownership of this Warrant and/or the Warrant Shares to the benefits of the Purchase Agreement and the Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), by and among the Company, the Holder and the other Purchasers named in the Purchase Agreement. Except as otherwise expressly provided herein, this Warrant (including the Purchase Agreement, the Registration Rights Agreement and any other agreements, instruments and other documents referred to herein or therein) constitutes the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral.

      4.7 Standing. Nothing in this Warrant is intended, or shall be construed, to confer upon, or give to, any person other than the Company and the Holder any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein. All covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors, and the Holder, and no other person shall have any other rights or interests herein, whether as third party beneficiaries or otherwise.

      4.8 Headings, etc. The descriptive headings of the articles and sections of this Warrant are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. As under herein, the singular shall include the plural and the terms "include" and "including" shall mean without limitation by way of enumeration or otherwise.

      4.9 Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.


                                        GOOD GUYS, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------


                                        THE HOLDER


                                        Name:
                                              ----------------------------------

                                                                      SCHEDULE A


                              NOTICE OF EXERCISE OF
                       WARRANT TO PURCHASE COMMON STOCK OF
                                 GOOD GUYS, INC.


To: Good Guys, Inc.

    The undersigned, the registered owner of this Warrant, hereby irrevocably elects to exercise the purchase rights represented thereby for, and to purchase thereunder, _________ shares of Common Stock of Good Guys, Inc. and herewith makes payment of $__________ therefor, and requests that the certificates evidencing such shares be issued in the name of and be delivered to:

        Name:
             ---------------------------------

        Address:
                ------------------------------

                ------------------------------

                ------------------------------

        Social Security or
           Tax I.D. Number:
                           -------------------

and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

Dated:
      ------------------


                                        THE HOLDER

                                     By:
                                        ----------------------------------------
                                        Name:

SUBSTITUTE FORM W-9

    Under the penalties of perjury, I certify that:

(1) the Social Security Number or Taxpayer Identification Number given below is correct; and

(2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Important Instructions: You must cross out #2 above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under reporting interest or dividends on your tax return and if you have not received a notice from the Internal Revenue Service advising you that backup withholding due to notified payee under reporting has terminated. For additional instructions, please refer to the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

Signature*:
           ----------------------------------

Date:
     ----------------------------------------,

----------------------

* If a corporation, please sign in full corporate name by president or other authorized officer. When signing as officer, attorney, custodian, trustee, administrator, guardian, etc., please give your full title as such. In case of joint tenants, each person must sign.

THIS NOTICE OF EXERCISE SHALL NOT BE GIVEN EFFECT BY THE COMPANY UNLESS THE HOLDER OF THE UNDERLYING WARRANT HAS PROPERLY COMPLETED AND SIGNED BOTH THE NOTICE OF EXERCISE FORM AND THE SUBSTITUTE FORM W-9.

                                    Exhibit B

                          Registration Rights Agreement


    THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 7, 2002, by and among GOOD GUYS, INC., a Delaware corporation (the "Company"), and those purchasers of the Company's Common Stock and Warrants set forth on Schedule I hereto (the "Purchasers").

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of March 7, 2002 (the "Stock Purchase Agreement"), by and between the Company and the Purchasers, pursuant to which the Company is issuing and selling up to 4,090,901 shares of its common stock, $.001 par value per share (the "Common Stock" or "Common Shares") and warrants to purchase up to 409,091 shares of the Common Stock (the "Warrants") to the Purchasers. The Common Shares and Warrants are being offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, and the provisions of Rule 506 of Regulation D, promulgated under the Securities Act. In order to induce the Purchasers to enter into the Stock Purchase Agreement, the Company has agreed to provide to the Purchasers (and their direct and indirect transferees, if any) the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing (the "Closing") under the Stock Purchase Agreement.

    In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  REGISTRATION RIGHTS

    (a) Filing of Form S-3 "Resale" Registration Statement. As soon as practical and, within fifteen (15) business days after the closing under the Stock Purchase Agreement, the Company shall file with the Securities and Exchange Commission (the "SEC" or the "Commission") a "resale" registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other SEC Form that is available to the Company (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, the "Registration Statement"), with respect to the Common Shares and the shares of Common Stock issuable pursuant to the exercise of the Warrants (the "Warrant Shares"), and any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares or the Warrant Shares. The securities described in the preceding sentence are collectively referred to herein as the "Registrable Securities"; provided that the term "Registrable Securities" shall not include securities subject to the Registration Statement or transferred to a person other than a Permitted Transferee, as defined herein.

    The Registration Statement may not include securities of the Company other than Registrable Securities.


    (b) Effectiveness of Registration Statement. The Company shall, subject to
Section 6 hereof, use its commercially reasonable best efforts to cause the Registration Statement to become effective within 90 days after the filing thereof, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective from the date such Registration Statement becomes effective until the earlier of (i) the date on which all Securities have been resold under such Registration Statement, and (ii) the date on which all Registrable Securities may be resold pursuant to SEC Rule 144(k).

In the event that the Registration Statement is not effective on or before the 100th day following the closing under the Stock Purchase Agreement (such date, the "Additional Warrant Date"), then the Company shall issue and deliver to each Purchaser additional Warrants to purchase a number of whole shares of Common Stock equal to the product of: (i) .01, and (ii) the number of shares of Common Stock purchased by such Purchaser pursuant to the Stock Purchase Agreement, as set forth on Schedule I hereto, with any fractional shares resulting from such calculation to be disregarded.

In addition, with respect to each 30 day period after the Additional Warrant Date that the Registration Statement is not effective, the Company shall issue and deliver to the Purchasers additional Warrants to purchase a number of whole shares of Common Stock equal to the product of: (i) .01, and (ii) the number of shares of Common Stock purchased by such Purchaser pursuant to the Stock Purchase Agreement, as set forth on Schedule I hereto, with any fractional shares resulting from such calculation to be disregarded.

Notwithstanding the foregoing provisions of this Section 1(b), but provided that the Registration Statement has been timely filed and the Company has used its commercially reasonable best efforts to cause such Registration Statement to become effective, the Company shall not be required to issue any additional Warrants under this Agreement with respect to any period of time during which the Registration Statement is not effective if the Company's failure to make the Registration Effective during such period directly results from any of the following events: (i) any banking moratorium declared by any United States federal or state authorities or other applicable authorities, including, without limitation, regulatory authorities; or (ii) any outbreak or escalation of hostilities, any declaration of war by the United States or any other national or international calamity, crisis or emergency, or any act or acts of terrorism.

    (c) Supplements; Amendments. Subject to Section 6 hereof, the Company shall supplement or amend the Registration Statement, (i)as required by Form S-3, including, without limitation, the instructions applicable to Form S-3, or by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under the Securities Act or the Exchange Act, respectively, and (ii)to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof. The Company shall furnish to the holders of the Registrable Securities, or their permitted transferees, as appropriate (collectively, the "Holders"), to which the Registration Statement relates copies of any such supplement or amendment sufficiently in advance (but in no event less than five (5) business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon with respect to the information contained therein regarding the Holders and any plan for resale of the Registrable Securities. The Holders acknowledge that they have supplied the information regarding themselves and their plan of resale in the Registration Statement to be filed within five (5) business days of the Closing and hereby waive any notice of the initial filing of the Registration Statement, and that such Holders and their successors and assigns will promptly notify the Company of any changes in such information.

2.  EXPENSES

    The Company shall bear all expenses, fees and costs incurred in connection with the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and state securities, or "blue sky," fees and expenses and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), and the Holder shall pay all selling commissions, brokerage fees and stock transfer taxes applicable to the securities sold by such Holder.

3.  REGISTRATION PROCEDURES

    The Company will advise the Holders as to the status of the preparation, filing and effectiveness of the Registration Statement and, at the Company's expense, will:

    (a) furnish to each Holder copies of the Registration Statement (including all exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders for a period of at least three (3) business days, and the Company shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within three (3) business days after the receipt thereof; a Holder shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to such Holder or its plan of resale;

    (b) furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration Statement, as each of the Holders, from time to time may reasonably request;

    (c) to the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, provide copies of such document to the Holders, if requested, and make representatives of the Company available for discussion of such document and other customary due diligence matters; and provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

    (d) use its commercially reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

    (e) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such prospectus, and, in the event of a stop order, use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any the Registration

Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

    (f) if reasonably requested by any Holder or if required by law or SEC rule or regulation, promptly incorporate in the Registration Statement by filing a Form 8-K, or file a supplement to the prospectus, to reflect any change in the information regarding the Holder;

    (g) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

    (h) use its commercially reasonable best efforts to cause all Registrable Securities included in the Registration Statement to be listed on each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

4.  INDEMNIFICATION

    (a) Indemnification by the Company. The Company will indemnify:

        (i) each of the Holders, as applicable,

        (ii) each of its officers, directors, members and partners, and

        (iii) each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a "Person") controlling each of the Holders, with respect to the Registration Statement, against all expenses, claims, losses, damages and liabilities (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each Person controlling each of the Holders, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that any such Claim arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein.

    (b) Indemnification by the Holders. Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, indemnify the Company, each of its directors and officers, and each Person who controls the Company, against all Claims arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, offering circular or other document made by or on behalf of such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by or on behalf of such Holder therein not misleading, and will reimburse the Company, its directors, officers, partners, members or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus, offering memorandum or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

    (c) Procedures. Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which does not include an unconditional release of the Indemnifying Party from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.

    (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.  PROVISION OF INFORMATION BY THE HOLDERS

    Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders agrees that the plan of distribution included in any prospectus relating to the Registrable Securities shall be as set forth on
Schedule III hereto and that such Holder will not resell any Registrable Securities in any manner other than as provided therein or herein. The information regarding the Holders, other than the plan of distribution (which is set forth on Schedule III hereto) required for the initial filing of the Registration Statement has been provided by each Holder on Schedule II, and each Holder represents, warrants and covenants to the Company that such information is accurate and complete in all material respects consistent with Commission Regulation S-K, Items 507 and 508.

6.  HOLDBACK; POSTPONEMENT

Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) available to the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 45 days, provided that the Company may not postpone or suspend filing or effectiveness of a registration statement for more than 90 days in the aggregate during any 365-day period and there shall be an aggregate of not more than two (2) suspensions during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive 45 day periods arising out of the same set of facts, circumstances or transactions.

7.  RULE 144 REPORTING

    (a) With a view to making available the benefits of certain rules and regulation of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, until the second anniversary of this Agreement, the Company will:

    (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act ("Rule 144");

    (ii) use its commercially reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

    (iii) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

8.  MISCELLANEOUS

    (a) Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Stock Purchase Agreement, which transferee, upon registration on the Company's or its transfer agent's books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of a Purchaser shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement and the Stock Purchase Agreement.

    (b) Interpretation.

        (i) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        (ii) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        (iii) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

    (c) Notices.

        (i) All communications under this Agreement shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

    (A) if to the Company, to 1600 Harbor Bay Parkway, Alameda, California, 94502, (510) 747-6000, Attention: Kenneth R. Weller, or at such other address as it may have furnished in writing to the Purchasers;

    (B) if to the Purchasers, at the addresses listed on Schedule I hereto, or at such other addresses as may have been furnished the Company in writing.

        (ii) Any notice so addressed shall be deemed to be given (A) if delivered by hand, on the date of such delivery, (B) if sent by overnight mail service, on the first business day following the date of such mailing, (C) if delivered by facsimile, on the date of such facsimile, or (D) if mailed by registered or certified mail, on the third business day after the date of such mailing.

    (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

    (e) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, only with the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities.

    (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

    (g) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

    (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way impaired thereby, and shall remain in full force and effect, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

    (i) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any wavier of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

    (j) Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have executed this Agreement as of the date first set forth above.

GOOD GUYS, INC.

By:
   ------------------------------------
   Name:
         ------------------------------
   Title:
         ------------------------------


PURCHASERS:

By:
   ------------------------------------
   Name:
         ------------------------------
   Title:
         ------------------------------


By:
   ------------------------------------
   Name:
         ------------------------------
   Title:
         ------------------------------


By:
   ------------------------------------
   Name:
         ------------------------------
   Title:
         ------------------------------

                                   Schedule I

                             Schedule of Purchasers


Name and Address                      No. of Common Shares           Purchase Price
----------------                      --------------------           --------------
-------------------                   -------------------          -------------------

-------------------

-------------------

Facsimile #
           -------------------

-------------------                   -------------------          -------------------

-------------------

-------------------

Facsimile #
           -------------------
                                                                   $
                                                                   -------------------

                                Schedule II

Pursuant to the Registration Rights Agreement, please provide us with the following information:

1. The exact name that your Shares are
to be registered in (this is the name
that will appear on your stock certificate(s)).
You may use a nominee name if appropriate:
                                                       -------------------------

2. The relationship between the Purchaser
of the Shares and the Registered Holder listed
in response to item 1 above:
                                                       -------------------------

3. The mailing address of the Registered
Holder listed in response to item 1 above:
                                                       -------------------------

                                                       -------------------------

                                                       -------------------------
4. The Social Security Number or Tax
Identification Number of the Registered
Holder listed in response to item 1 above:

                                                       -------------------------

                                  Schedule III

                              Plan of Distribution

    Any or all of the shares offered by the selling shareholders may be offered for sale and sold by, or on behalf of, the selling shareholders from time to time in varying amounts, including in block transactions, on the Nasdaq Stock Market, or the over-the-counter market, in privately negotiated transactions, or otherwise, at prices prevailing in such market or as may be negotiated at the time of the sale. The shares may be sold by the selling shareholders directly to one or more purchasers, through agents designated from time to time or to or through broker- dealers designated from time to time. In the event the shares publicly offered through broker-dealers or agents, the selling shareholders may enter into agreements with respect thereto. Such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders, and any such broker-dealers or agents that participate in the distribution of the shares may be deemed to be underwriters within the meaning of the Securities Act, and any profit on the sale of the shares by them and any discounts and commissions might be deemed to be underwriting discounts or commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling shareholders, to the extent required, a prospectus supplement will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the selling shareholders.

    In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the selling shareholders in compliance with other applicable state securities laws and regulations.